UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2016

Realty Finance Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55188 (Commission File Number)	46-1406086 (I.R.S. Employer Identification No.)

9 West 57th Street, #4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Estimated Per Share NAV

On November 10, 2016, the board of directors (the “Board”) of Realty Finance Trust, Inc. (the “Company”) unanimously approved and established an estimated net asset value (“NAV”) per share of the Company’s common stock of $20.05. The estimated per share NAV is based upon the estimated value of the Company’s assets less the Company’s liabilities as of September 30, 2016 (the “Valuation Date”). This valuation was performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the Investment Program Association in April 2013 (the “IPA Valuation Guidelines”). The Company believes that there have been no material changes between the Valuation Date and the date of this filing that would impact the estimated per share NAV.

Duff & Phelps Valuation

With the unanimous approval of the Board, the Company engaged Duff & Phelps, LLC (“Duff & Phelps”), an independent third-party real estate advisory firm, to estimate the fair value of the Company’s commercial real estate debt investments (“CRE Debt Investments”) and commercial mortgage backed securities (“CMBS”) as described below. Duff & Phelps has extensive experience estimating the fair value of CRE Debt Investments and CMBS. The method used by Duff & Phelps to value the Company’s assets, as described in the report furnished to the Company by Duff & Phelps (the “Fair Value Report”), was designed to comply with the IPA Valuation Guidelines.

Duff & Phelps does not have any direct interests in any transaction with the Company, and there are no conflicts of interest between Duff & Phelps and the Company or the Company’s new external advisor, Benefit Street Partners L.L.C. (the “Advisor”). The compensation Duff & Phelps received for preparing the Fair Value Report was based on the scope of work and was not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the Company, the amount of the value opinion, the attainment of a stipulated result or the occurrence of a subsequent event directly related to the intended use of the valuation. In preparing the Fair Value Report, Duff & Phelps did not, and was not requested to, solicit third party indications of interest for the Company’s common stock in connection with possible purchases thereof or the acquisition of all or any part of the Company.

Valuation of CRE Debt Investments

Duff & Phelps estimated the value of the Company’s CRE Debt Investments by applying a discounted cash flow (“DCF”) analysis over the term of each investment. In applying this analysis, Duff & Phelps researched the market to determine the appropriate market interest rate for each CRE Debt Investment and estimated the expected cash flow for such investment between the Valuation Date and the date of the investment’s maturity. To determine the appropriate market interest rate for each CRE Debt Investment, Duff & Phelps reviewed and analyzed national surveys of real estate investors as well as comparable real estate transactions in the market and considered, among other factors, the property type underlying each CRE Debt Investment as well as the loan-to-value ratio and remaining term of each CRE Debt Investment. To estimate the expected cash flows for each CRE Debt Investment between the Valuation Date and the date of the investment’s maturity, Duff & Phelps considered each CRE Debt Investment’s remaining term, contract interest rate, interest type, timing and frequency of principal and interest payments and remaining principal balance. After determining the appropriate market interest rate and estimated cash flow for each CRE Debt Investment, Duff & Phelps discounted the estimated cash flow of each CRE Debt Investment based on the relative risk of achieving the expected cash flows and the time value of money, given the determined market interest rate for each CRE Debt Investment.

Based on its valuation of each CRE Debt Investment, Duff & Phelps estimated that the CRE Debt Investments had an aggregate value range between $ $1,084,028,897 and $ $1,142,302,165 as of the Valuation Date.

Valuation of CMBS

As with the Company’s CRE Debt Investments, Duff & Phelps valued each of the CMBS by applying a DCF analysis. In connection with valuing the CMBS, Duff & Phelps estimated the default rate, loss severity, prepayment and delinquency assumptions for the assets underlying the CMBS based on the historical performance of the trust, their understanding of market participants’ expectations, the representative indices and various research reports from investments banks.

Based on its valuation of each CMBS, Duff & Phelps estimated that the CMBS investments had an aggregate value range between $57,000,000 and $58,675,000 as of the Valuation Date.

Advisor Analysis

To estimate the Company’s per share NAV, the Advisor followed the guidelines below:

Step 1: Determination of Gross Asset Value: The Advisor estimated the value of the Company’s CRE Debt Investments and CMBS as described above. The fair value of cash, other assets and other liabilities was estimated by the Advisor to approximate carrying value. This determination excludes intangible assets including, but not limited to, deferred financing costs, and all assets/liabilities required by ASC 805.

Step 2: Determination of Liabilities: The Advisor estimated the value of the Company’s liabilities at their generally accepted accounting principles book value. Debt maturing in one year or more was valued at fair value or mark-to-market.

Step 3: Determination of Per Share NAV: The Advisor divided the resulting NAV allocable to stockholders by the number of common shares outstanding on the Valuation Date (fully diluted).

The following table, prepared by the Advisor, summarizes the individual components presented to the Conflicts Committee and the Board (amounts as of the Valuation Date and in thousands, except per share values):

	Low Value	Mid Value	High Value
CRE Debt Investments	$1,084,029	$1,117,636	$1,142,302
CMBS	57,000	57,639	58,675
Cash and other assets	72,480	72,480	72,480
Total assets	$1,213,509	$1,247,754	$1,273,457
Total liabilities	(614,134)	(614,134)	(614,134)
Total stockholders' equity	$599,375	$633,620	$659,323
Diluted shares outstanding	31,606	31,606	31,606
Per Share NAV - Fully Diluted	$18.96	$20.05	$20.86

Sensitivity Analysis

The Advisor noted that applying the low, midpoint and high range of market rates determined by Duff & Phelps resulted in an estimated per share NAV range of $18.99 to $20.89. The midpoint in that range was $20.05.

To estimate the value of the CMBS, Duff & Phelps considered all market information available to them on both the securities valued and on comparable securities. Consideration was given to the robustness and timing of information, the source, the range of variability, the differences between levels at which market participants were willing to sell or purchase the security and the quantities at which they were willing to transact.

The following table, prepared by the Advisor, presents the impact on the Company’s per share NAV resulting from variations in the overall market interest rates and for CRE Debt Investments and the price per unit for CMBS, which were valued pursuant to a DCF analysis, within the range of values determined by Duff & Phelps.

	Range of Value
	Low	Midpoint	High
Share Price	$18.96	$20.05	$20.86
Market Rate	8.56%	7.58%	6.87%
Price Per Unit - CMBS	$95.00	$96.06	$97.79

Limitations of the Asset Valuations

The Company believes that the method used to estimate per share NAV of the Company’s common stock is the methodology most commonly used by public, non-listed REITs to estimate per share NAV. The estimated asset values may not, however, represent current market value or book value. The estimated value of the CRE Debt Investments and CMBS reflected above does not necessarily represent the value the Company would receive or accept if the assets were marketed for sale. The market for CRE Debt Investments and CMBS can and does fluctuate and values are expected to change in the future. Further, the estimated per share NAV of the Company’s common stock does not reflect a liquidity discount for the fact that the shares are not currently traded on a national securities exchange and other costs that may be incurred in connection with a liquidity event, including any costs to sell any of the Company’s assets.

As with any methodology used to estimate value, the methodologies employed to value the CRE Debt Investments and the CMBS by Duff & Phelps, and the calculations and recommendations made by the Advisor, were based upon a number of estimates and assumptions that may not be accurate or complete. If different judgments, assumptions or opinions were used, a different estimate would likely result. Furthermore, the Company’s estimated per share NAV may not fully reflect certain extraordinary events, including, without limitation, events that affect the real estate properties related to the Company’s CRE Debt Investments and CMBS such as the unexpected renewal or termination of a material lease or unanticipated structural or environmental events.

The estimated per share NAV is not intended to reflect the value a third party would pay to purchase the entire Company, which value could include adjustments for:

•	the large number of CRE Debt Investments and CMBS, given that some buyers may be willing to pay more for a large portfolio than they are willing to pay for each asset in the portfolio separately;

•	any other intangible value associated with a going concern; or

•	the possibility that the Company’s shares could trade at a premium or a discount to NAV if the shares were listed on a national securities exchange.

Limitations of the Estimated Per Share NAV

The estimated per share NAV does not represent: (i) the amount at which the Company’s shares would trade if listed on a national securities exchange, (ii) the amount a stockholder would obtain if he or she tried to sell his or her shares or (iii) the amount stockholders would receive if the Company liquidated its assets and distributed the proceeds after paying all of its expenses and liabilities. Accordingly, with respect to the estimated per share NAV, the Company can give no assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value;

•	a stockholder would ultimately realize distributions per share equal to this estimated value per share upon liquidation of the Company’s assets and settlement of its liabilities or a sale of the Company;

•	the Company’s shares would trade at a price equal to or greater than the estimated per share NAV if the shares were listed on a national securities exchange; or

•	the methodology used to estimate per share NAV would be acceptable to the Financial Industry Regulatory Authority for use on customer account statements, or that the estimated per share NAV will satisfy the applicable annual valuation requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Internal Revenue Code of 1986, as amended (the “Code”), with respect to employee benefit plans subject to ERISA and other retirement plans or accounts subject to Section 4975 of the Code.

Conclusion

Relying in part on its review and consideration of the Duff & Phelps estimates of the value of the Company’s CRE Debt Investments and CMBS, along with its own analysis, estimates and calculations, and in accordance with the IPA Valuation Guidelines, the Advisor recommended that the Board approve an estimated per share NAV as of the Valuation Date of $20.05. The Advisor was engaged as the Company’s new external advisor on September 29, 2016. The per share NAV conclusion is ultimately and solely the responsibility of the Board.

Upon the Board’s receipt and review of the Fair Value Report, and the recommendations of the Advisor, and in light of other factors considered by the Board and the Board’s own knowledge of the Company’s assets and liabilities, the Board concluded that the range in estimated per share NAV of $18.99 to $20.89, with an approximate midpoint value of $20.05 per share, was appropriate. Upon recommendation by the Advisor, the Board unanimously agreed to accept the recommendation of the Advisor and approved $20.05 as the estimated per share NAV of the Company’s common stock.

The estimate was determined at a moment in time and as of the Valuation Date and the values of the Company’s assets and liabilities will change over time as a result of changes relating to the individual assets in the Company’s portfolio as well as changes and developments in the real estate and capital markets generally, including changes in interest rates. Stockholders should not rely on the estimated per share NAV in making a decision to buy or sell shares of the Company’s common stock.

New Purchase Price under the Distribution Reinvestment Plan and Share Repurchase Program

On November 10, 2016, the Board unanimously determined to change the purchase price for shares issued pursuant to the Company distribution reinvestment plan (the “DRIP”) to equal the estimated per share NAV as of September 30, 2016. Accordingly, the Company will offer shares pursuant to the DRIP at a purchase price of $20.05. The change to the DRIP purchase price will apply to DRIP reinvestments beginning with October 2016 distributions which are reinvested in November 2016. In addition, commencing with repurchases made pursuant to the Company’s share repurchase program for the six-month period ending December 31, 2016, the new estimated per share NAV of $20.05 will be used as the repurchase price.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are the Company’s and its management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under federal securities laws. Shareholders and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and the Company may not release revisions to these forward-looking statements to reflect changes after the Company has made these statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2016, as well as the Company’s Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY FINANCE TRUST, INC.
By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: November 14, 2016